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                                                                Exhibit 10.23

         AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                  THIS AMENDMENT NO. 1, dated as of March 28, 1997 TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Amendment"), dated as of March 5, 1997, by and among the VOTING TRUST (the "Voting Trust") created under the Second Amended WABCO Voting Trust/Disposition Agreement, dated as of December 13, 1995 (the "Voting Trust Agreement"), VESTAR EQUITY PARTNERS, L.P., a Delaware limited partnership ("Vestar"), HARVARD PRIVATE CAPITAL HOLDINGS, INC., a Massachusetts corporation ("Harvard"), AMERICAN INDUSTRIAL PARTNERS CAPITAL FUND II, L.P., a Delaware limited partnership ("AIP"), and WESTINGHOUSE AIR BRAKE COMPANY, a Delaware corporation ("WABCO").

                          W I T N E S S E T H T H A T:

                  WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of March 5, 1997; and

                  WHEREAS, the parties hereto executed the Stockholders Agreement based upon the understanding that Howard J. Bromberg ("Mr. Bromberg") would execute a joinder to such Stockholders Agreement; and

                  WHEREAS, it is now the understanding of the parties hereto that Mr. Bromberg will not be asked to execute such a joinder; and

                  WHEREAS, the parties hereto wish to amend the Stockholders Agreement to delete references to Mr. Bromberg from such Stockholders Agreement.

                  NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:

                  Section 1.  AMENDMENTS.

                  Section 4.1.1(f) of the Stockholders Agreement is hereby amended in its entirety to read as follows:

                  Any person designated by Vestar, Harvard, Mr. Kassling or, in the case of Mr. Fernandez, the Chairman of the Board, as provided for herein shall be nominated by the Nominating Committee to be elected to the Board at the stockholders' meeting, or by the Directors already elected to the Board, as the case may be, voting in conformity with such nomination. In furtherance thereof, each of the Voting Trust, Vestar, Harvard, Vestar Capital, AIP, Mr. Kassling, Mr. Fernandez, Robert J. Brooks and John M. Meister agrees to vote all of the shares of Common Stock and any other voting securities of WABCO from time to time held by it or him in favor of, and each of the Voting Trust, Harvard, Vestar Capital, AIP, Mr. Kassling, Mr. Fernandez, Mr. Brooks and Mr. Meister agrees to cause any shares of Common Stock or other WABCO voting securities as to which it or he from time to time has the right to direct the vote to be voted in favor of, and to take any other appropriate steps to cause, the election to the Board of individuals


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                  designated by Vestar, Harvard and/or Mr. Kassling and, in the
                  case of Mr. Fernandez, the Chairman of the Board, and nominated by the Nominating Committee in accordance with this
                  Section 4.1.1; provided, that Mr. Kassling shall not be deemed to control any shares of Common Stock held by the ESOP for purposes of this Section 4.1

                  Section 5.2.4 of the Stockholders Agreement is hereby amended in its entirety to read as follows:

                  Notwithstanding any provision herein to the contrary, Trustholders (other than William E. Kassling, Robert J. Brooks and John M. Meister, who shall be subject to Section 5.2.5 below) shall, to the extent permitted by the Voting Trust Agreement, be permitted to transfer Voting Trust Shares, withdraw Voting Trust Shares from the Voting Trust, and/or sell or otherwise dispose of Shares at any time. Upon expiration of the Voting Trust, Voting Trust Shares may be distributed in accordance with the terms thereof and such Voting Trust Shares will no longer be subject to Section 5.1.

                  Section 5.2.5(a) of the Stockholders Agreement is hereby amended in its entirety to read as follows:

                  Except as permitted by Section 5.2.5(b), 5.2.5(c) and 5.2.5(d), until March 31, 2001, none of Messrs. Kassling, Fernandez, Brooks and Meister (collectively, the "Management Group") shall sell, transfer, assign, mortgage, change, hypothecate, give away or otherwise dispose of (collectively "transfer") any shares of Common Stock beneficially owned by him or any of his interest in the Voting Trust (treating any Common Stock held by the Voting Trust for the account of any member of the Management Group as Common Stock owned by such member); provided, however, that members of the Management Group also shall be permitted to transfer at any time shares of Common Stock in the circumstances described in clauses (i),
                  (ii) and (iii) of the first sentence of Section 5.2.1 hereof.

                  Section 5.2.5(g) of the Stockholders Agreement is hereby amended in its entirety to read as follows:

                  Shares of Common Stock beneficially owned by the Management Group are as follows:

                         William E. Kassling                  1,548,336 shares
                         Emilio A. Fernandez                   643,444 shares
                         Robert J. Brooks                      437,300 shares
                         John M. Meister                       251,000 shares

                  It is agreed that the foregoing shares include all shares of Common Stock controlled by the Management Group and their respective spouses and minor children and that all of the foregoing shares shall be subject to this Agreement.

                  Section 2. MISCELLANEOUS. Except as expressly set forth herein, the terms and provisions of the Stockholders Agreement are and shall remain in full force and effect.

                  Section 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.



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                  IN WITNESS WHEREOF, the Parties hereto, by their officers
thereunto duly authorized, have executed and delivered this Amendment as of the day and year first above written.

                                 VESTAR EQUITY PARTNERS, L.P.

                                 By:    VESTAR ASSOCIATES, L.P., its General
                                        Partner

                                        By:   VESTAR ASSOCIATES CORPORATION,
                                              its General Partner

                                              /s/ JAMES P. KELLEY
                                              ---------------------------
                                              By:  James P. Kelley
                                              Title:  Managing Director

                                 HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                 By:  /s/ MARK A. ROSEN
                                      ---------------------------
                                 Its:  Authorized Signatory

                                 By:  /s/ MICHAEL R. EISENSON
                                      ---------------------------
                                 Its:  Authorized Signatory


                                 VOTING TRUST

                                 By:  /s/ ROBERT J. BROOKS
                                      ---------------------------
                                 Its:  Trustee


                                 WESTINGHOUSE AIR BRAKE COMPANY

                                 By:  /s/ ROBERT J. BROOKS
                                      ---------------------------
                                 Its: Vice President And Secretary




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                                 AMERICAN INDUSTRIAL PARTNERS
                                 CAPITAL FUND II, L.P.

                                 By: American Industrial Partners II, L.P., its General Partner

                                        By:   American Industrial Partners
                                              Corporation, its General Partner

                                              /s/ THEODORE C. ROGERS
                                                  -------------------------
                                              By:  Theodore C. Rogers
                                              Title:  Chairman



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